UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2006

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Park 80 East
Saddle Brook, New Jersey		07663-5291
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On April 4, 2006, Sealed Air Corporation (the “Corporation”) agreed to a compensatory arrangement with J. Stuart K. Prosser, who is named in the Summary Compensation Table of the Corporation’s Proxy Statement for its 2006 Annual Meeting of Stockholders. A written description of the compensatory arrangement, which relates to pension benefits, is attached hereto as Exhibit 10 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
10	Written Description of Compensatory Arrangement between Sealed Air Corporation and J. Stuart K. Prosser, Senior Vice President, as approved April 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION

Dated: April 7, 2006	By:	/s/ H. Katherine White
H. Katherine White
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10	Written Description of Compensatory Arrangement between Sealed Air Corporation and J. Stuart K. Prosser, Senior Vice President, as approved April 4, 2006.